January 21, 2011

Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 Attention: Office of Filings, Information & Consumer Services

RE:	Eaton Vance Growth Trust (File Nos. 811-01241 and 02-22019) on behalf of its series Eaton
Vance Asian Small Companies Fund and Eaton Vance Greater China Growth Fund and Eaton
Vance Special Investment Trust (File Nos. 811-01545 and 02-27962) (together with Eaton Vance
Growth Trust, the “Registrants”) on behalf of its series Eaton Vance Greater India Fund (together with Eaton Vance Asian Small Companies Fund and Eaton Vance Greater China Growth Fund, the
“Funds”)

Ladies and Gentlemen:

     On behalf of the above-referenced Registrants for the series specified above, transmitted herewith, pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 and Regulation S-T, are preliminary copies of the Shareholder Letter, Notice of Meeting, Proxy Statement and form of Proxy (“proxy materials”) regarding a joint Special Meeting of Shareholders to be held on Wednesday, March 9, 2011. The shareholders of each Fund are being asked to consider the following proposals for their respective Fund:

1.	To consider and act upon a proposal to approve a new Investment Advisory Agreement between Boston Management and Research (“BMR”) and the registered investment company in which the Fund invests (the “Portfolio”); and

2.	To consider and act upon a proposal to approve a new Investment Sub-Advisory Agreement between BMR and Lloyd George Management (Hong Kong) Limited (“LGM-HK”), pursuant to which LGM-HK will serve as investment sub-adviser to the Portfolio.

     We would appreciate receiving the Staff's comments, if any, as soon as possible so that the definitive proxy materials can be printed.

     If you have any questions or comments concerning the foregoing or the enclosed, kindly call me at (617) 672-8064.

Very truly yours, /s/ Velvet R. Regan Velvet R. Regan, Esq. Vice President